UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Levi Strauss & Co.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
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Your Vote Counts! LEVI STRAUSS & CO. 2022 Annual Meeting Vote by April 19, 2022 8:59 P.M. PACIFIC TIME
LEVI STRAUSS & CO. P.O. BOX 7215 SAN FRANCISCO, CA 94120

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You invested in LEVI STRAUSS & CO. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 20, 2022.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Vote Virtually at the Meeting* April 20, 2022 10:30 A.M. Pacific Time
Virtually at: www.virtualshareholdermeeting.com/LEVI2022

*	Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	The election as Class III directors of the four nominees named in the Proxy Statement.
Nominees:
1a.	Troy M. Alstead	For
1b.	Charles “Chip” V. Bergh	For
1c.	Robert A. Eckert	For
1d.	Patricia Salas Pineda	For
2.	Advisory vote to approve executive compensation.	For
3.	Ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for fiscal year 2022.	For
4.	Shareholder proposal, if properly presented at the meeting, requesting a report on slaughter methods to produce leather.	Against
5.	Shareholder proposal, if properly presented at the meeting, requesting a workplace non-discrimination audit and report.	Against

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D68548-P65124